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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Kimball International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KIMBALL INTERNATIONAL, INC.

1600 Royal Street
Jasper, Indiana 47549
(812) 482-1600

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
to be held October 19, 2004

To the Share Owners of Kimball International, Inc.:

      The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the “Company”), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 19, 2004, at 9:30 A.M., Eastern Standard Time, for the following purposes:

      1. To elect thirteen Directors of your Company.

      2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on August 16, 2004, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company’s Class A Common Stock are entitled to elect twelve Directors and to vote upon all other matters properly presented at the meeting. Voters of the shares of the Company’s Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.

      A proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope, which requires no postage if mailed in the United States. If you own shares of both Class A Common Stock and Class B Common Stock, you will receive a Class A proxy and a Class B proxy in separate mailings.

By Order of the Board of Directors

JOHN H. KAHLE, Secretary

September 8, 2004

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING, AND MAILING THE ACCOMPANYING PROXY CARD OR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE CARD. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE MEETING IN PERSON.

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
ANNUAL MEETING OF SHARE OWNERS October 19, 2004
PROXY STATEMENT
VOTING INFORMATION
SHARE OWNER PROPOSALS
SHARE OWNER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
SHARE OWNERSHIP INFORMATION
ELECTION OF DIRECTORS
Nominees for Election as Directors By Holders of Class A Common Stock
Nominee for Election as Director By Holders of Class B Common Stock
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR

KIMBALL INTERNATIONAL, INC.

1600 Royal Street,
Jasper, Indiana 47549,
(812) 482-1600

ANNUAL MEETING OF SHARE OWNERS
October 19, 2004

PROXY STATEMENT

          This Proxy Statement and the accompanying proxy are being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the “Company”) on or about September 8, 2004, and are furnished in connection with the Board of Directors’ solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 19, 2004, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

      Any of our Share Owners who properly deliver a proxy may revoke their proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another properly delivered proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and so requesting, although attendance at the meeting will not by itself revoke a previously granted proxy.

      The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and electronic mail by Directors, Officers, and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees, and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

      Our Annual Report to our Share Owners and Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2004, accompany this Proxy Statement.

VOTING INFORMATION

      Only Share Owners of record at the close of business on August 16, 2004, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 13,626,298 shares of Class A Common Stock and 24,484,230 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the twelve Directors and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.

      The presence of a quorum requires that a majority of outstanding shares of each class of stock be present at the meeting by proxy or in person. With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in “street” name), you should instruct the broker or nominee as to how you want to vote. Withholding authority or “broker non-votes” will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

      If you are a registered Share Owner, you can simplify your voting and save your Company expense by voting via telephone or the Internet. Telephone or Internet voting information is provided on the proxy card. A control number is designated on the proxy card to verify a Share Owner’s identity, allowing the Share Owner to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via telephone or the Internet, please do not return a signed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote via telephone or the Internet by following the instructions on the proxy form you receive from your bank or broker.

      All properly delivered proxies will be voted. In the absence of contrary direction, the proxies will be voted FOR the election of each of the named nominees to the Board. Shares held by participants in the Company’s retirement plan will be voted in accordance with the participant’s direction in his or her proxy unless such proxy is not timely received, in which case the trustee of the retirement plan will vote the shares in the same proportion as the shares for which the trustee received timely participant direction.

      The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy form.

SHARE OWNER PROPOSALS

      Proposals which are desired to be presented at the 2005 Annual Meeting by Share Owners and included in the Company’s Proxy Statement for that meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 11, 2005. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company’s Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2005 (but not include the proposal in the Company’s Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than July 1, 2005, and no later than July 21, 2005. The written notice must also meet additional requirements as stated in the Company’s By-laws, a copy of which is available upon written request directed to the Secretary of the Company.

SHARE OWNER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Share Owners may communicate with Board members by sending comments in care of the Secretary of the Company at 1600 Royal Street, Jasper, IN 47549. The Secretary has the discretion to forward the correspondence to the Director, or if circumstances dictate, to other departments within the Company to which such communication is more appropriately addressed. A log of correspondence received and copies of the correspondence are available to any Director who wishes to review it.

SHARE OWNERSHIP INFORMATION

      Under regulations of the Securities and Exchange Commission, persons who have power to vote or invest in shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or investment power of certain shares listed in the following table is shared, the same securities in certain cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for all Executive Officers, Directors, and the Director Nominee as a group, after elimination of such duplication, is 4,648,813 shares of Class A Common Stock (34.1% of the outstanding) and 2,508,151 shares of Class B Common Stock (10.0% of the outstanding), as of the date noted below.

      Set forth in the following table are the beneficial holdings as of August 9, 2004, of the Company’s Class A Common Stock and Class B Common Stock on the basis described above for: (i) each person, known to your Company who may be deemed to beneficially own more than 5% of either class of your Company’s outstanding shares; (ii) each Director; (iii) each “Named Executive Officer” as listed in the Summary

Compensation Table elsewhere in this Proxy Statement; (iv) each Nominee for Director; and (v) all Directors, Executive Officers, and the Director Nominee as a group:

		Shares Beneficially Owned(a)(b)

		Sole Voting		Shared
		and		Voting and
		Investment		Investment	Percent
Name		Power		Power	of Class

HOLDERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF EITHER CLASS
Douglas A. Habig	Class A	858,649		1,916,323	20.4%
1600 Royal Street	Class B	405,884	(c)	554,348	3.9%
Jasper, Indiana 47549
John B. Habig	Class A	624,746		1,913,935	18.6%
1500 Main Street	Class B	255,720		511,342	3.1%
Jasper, Indiana 47546
A. C. Sermersheim Family Limited Partnership (e)	Class A	None		811,000	6.0%
1113 West 14th Street	Class B	None		373,576	1.5%
Jasper, Indiana 47546
Barbara J. Habig (f)	Class A	722,715		None	5.3%
4949 Lampkins Ridge Road	Class B	126,229		None	(d	)
Bloomington, IN 47401
Private Capital Management (f)(g)	Class A	None		None	None
8889 Pelican Bay Blvd.	Class B	None		1,799,140	7.3%
Naples, FL 34108
DIRECTORS (NOT LISTED ABOVE) AND NAMED EXECUTIVE OFFICERS:
James C. Thyen	Class A	312,969		127,420	3.2%
	Class B	266,947	(c)	312,750	2.3%
Ronald J. Thyen	Class A	258,840		114,604	2.7%
	Class B	150,366	(c)	267,116	1.7%
John T. Thyen	Class A	314,476		114,604	3.1%
	Class B	65,918	(c)	267,116	1.4%
Brian K. Habig	Class A	219,519		None	1.6%
	Class B	43,445		None	(d	)
Dr. Jack R. Wentworth	Class A	None		None	None
	Class B	11,386	(c)	None	(d	)
Christine M. Vujovich	Class A	None		None	None
	Class B	12,545	(c)	None	(d	)
Alan B. Graf, Jr.	Class A	None		None	None
	Class B	39,218	(c)	None	(d	)
Polly B. Kawalek	Class A	None		None	None
	Class B	14,192	(c)	None	(d	)
Harry W. Bowman	Class A	None		None	None
	Class B	6,751	(c)	None	(d	)
Geoffrey L. Stringer	Class A	None		None	None
	Class B	2,558		None	(d	)
P. Daniel Miller	Class A	3,160		None	(d	)
	Class B	95,609	(c)	None	(d	)
Donald D. Charron	Class A	1,440		None	(d	)
	Class B	95,882	(c)	None	(d	)
Robert F. Schneider	Class A	5,157		None	(d	)
	Class B	92,742	(c)	None	(d	)

		Shares Beneficially Owned(a)(b)

		Sole Voting	Shared
		and	Voting and
		Investment	Investment	Percent
Name		Power	Power	of Class

NOMINEE FOR DIRECTOR (NOT LISTED ABOVE):
Gary P. Critser	Class A	2,700	None	(d	)
	Class B	40,785	None	(d	)
All Executive Officers, Directors, and Director Nominee as a Group (18 persons)	Class A	2,607,458	2,041,355	34.1%
	Class B	1,684,059 (c)	824,092	10.0%

(a)	Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(b)	Includes shares owned by spouse and children living in the household of the individuals listed. Also includes shares held by limited partnerships, foundations, and trusts over which listed individuals have shared voting and investment power. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(c)	Class B shares include shares receivable by Directors and Executive Officers upon exercise of stock options which are exercisable within sixty days after August 9, 2004, as follows: Douglas A. Habig 195,296 shares; James C. Thyen 186,105 shares; Ronald J. Thyen 2,605 shares; John T. Thyen 2,432 shares; Alan B. Graf, Jr. 4,869 shares; Christine M. Vujovich 2,806 shares; Dr. Jack R. Wentworth 2,661 shares; Polly B. Kawalek 4,303 shares; Harry W. Bowman 2,303 shares; P. Daniel Miller 67,262 shares; Donald D. Charron 78,439 shares; Robert F. Schneider 76,816 shares; and all Executive Officers, Directors, and the Director Nominee as a group 689,083 shares. The percentage of Class B shares owned by each person, or group, is determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options which are exercisable within sixty days after August 9, 2004.

(d)	Totals are under one percent of the outstanding class of stock.

(e)	This information is derived from notification received by the Company on Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis, and Ronald J. Sermersheim each have joint voting and investment power of the shares listed. In addition, Ms. Hackman, Ms. Lewis, and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 401,456 shares of Class A Common Stock and 1,087,523 shares of Class B Common Stock.

(f)	This information is derived from notification received by the Company on Schedule 13G or other communications.

(g)	Voting and investment powers are shared by Bruce S. Sherman and Gregg J. Powers, Officers of Private Capital Management.

ELECTION OF DIRECTORS

      Effective as of the Annual Meeting, the Board of Directors intends to amend the By-laws of the Company to increase the size of the Board from twelve to thirteen members.

      At the Annual Meeting, thirteen Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company’s Class A Common Stock are entitled to elect twelve Directors, and holders of shares of the Company’s Class B Common Stock are entitled to elect one Director. Other than Mr. Critser, each nominee is currently serving as a Director of the Company. Mr. Critser was nominated by the Board of Directors at its August 2004 regular meeting, based upon the recommendation of the Chairman of the Board. Mr. Critser was employed by the Company for 34 years and served as a member of the Company’s Board of Directors from 1990 to 2000. Each nominee has consented to serve or to continue to serve as a Director. If for any reason any such nominee shall become unable or unwilling to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the accompanying proxy. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:

Nominees for Election as Directors
By Holders of Class A Common Stock

		Director
Name	Principal Occupation	Since

Douglas A. Habig (a)	Chairman of the Board of Directors of your Company, age 57	1973
James C. Thyen (b)	President and Chief Executive Officer of your Company; age 60	1982
John B. Habig (a)	Chairman of the Board of Directors of SVB&T Corporation, a Bank Holding Company; age 71	1956
Ronald J. Thyen (b)	Retired; Former Senior Executive Vice President, Operations Officer, Assistant Secretary of your Company; age 67	1973
Brian K. Habig (a)	Self-employed; Former Human Resources Manager, flexcel — Danville, a Seating Manufacturing Division of your Company; age 47	1992
John T. Thyen (b)	Retired; Former Senior Executive Vice President, Strategic Marketing of your Company; age 65	1990
Christine M. Vujovich	Vice President, Marketing and Environmental Policy, Cummins, Inc.; age 52	1994
Alan B. Graf, Jr.	Executive Vice President and Chief Financial Officer, FedEx Corporation; also Director of Nike, Inc. and Mid-America Apartment Communities, Inc.; age 50	1996
Polly B. Kawalek	Senior Vice President and President, Quaker Foods, PepsiCo Beverages and Foods; age 49	1997
Harry W. Bowman	Retired; Former President and Chief Executive Officer of The Stiffel Company; age 61	2000
Geoffrey L. Stringer	Retired; Former Executive Vice President, Bank One Corporation and Chief Executive Officer, Bank One Capital Corporation; age 61	2003
Gary P. Critser	Retired; Former Senior Executive Vice President, Secretary and Treasurer of your Company; age 67	—

Nominee for Election as Director
By Holders of Class B Common Stock

		Director
Name	Principal Occupation	Since

Dr. Jack R. Wentworth	Retired; Arthur M. Weimer Professor Emeritus of Business Administration, Indiana University; former Dean of the Kelley School of Business, Indiana University; age 76	1984

(a)	Douglas A. Habig and John B. Habig are brothers, and uncles of Brian K. Habig.

(b)	Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

      Each nominee has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Brian K. Habig, Geoffrey L. Stringer, and Gary P. Critser.

      Mr. Brian K. Habig was employed in various positions in Kimball Office Furniture from 1979 until 1997, when he became Proposal Center Manager for Kimball Electronics Group. He resigned from the Company for a few months in 2001, then returned as National Sales and Marketing Manager for flexcel — Danville in December 2001, and was employed in that capacity until July 2002, when he was appointed Human Resources Manager for flexcel — Danville. He resigned that position in October 2002, and is currently self-employed.

      Mr. Geoffrey L. Stringer was employed by First Chicago Bank in 1974 and held various senior management positions in leasing, capital and investments divisions through the acquisition of First Chicago by the National Bank of Detroit VII, and ultimately the acquisition of NBD — First Chicago by Bank One in 1998. From 1998 to 2001, Mr. Stringer served as Executive Vice President of Bank One Corporation and Chairman and Chief Executive Officer of Bank One Capital Corporation.

      Mr. Gary P. Critser retired from his position as Senior Executive Vice President, Secretary and Treasurer of the Company in October 2000, after serving 34 years in various positions with the Company, including ten years (from 1990 to 2000) as a member of the Board of Directors.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

      Upon the election of Mr. Critser, the Board will consist of a majority of “independent directors,” as defined by the listing standards of the National Association of Securities Dealers, Inc., and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a Director. The independent directors to be elected are Ms. Vujovich, Ms. Kawalek, and Messrs. Graf, Bowman, Stringer, Critser, and Wentworth. The independent directors will meet in regularly scheduled executive sessions.

      Your Board currently has three standing Committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Executive Committee currently consists of: Douglas A. Habig (Chairperson), John B. Habig, James C. Thyen, and Ronald J. Thyen. The By-laws of the Company provide that, except to the extent limited by Indiana law, the Executive Committee may exercise all powers of the Board of Directors (by meeting or unanimous written consent) with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 2004 fiscal year, the Board of Directors met six times while the Executive Committee did not meet but acted by unanimous written consent on one occasion.

      The Audit Committee currently consists of six members of the Board: Alan B. Graf, Jr. (Chairperson), Christine M. Vujovich, Dr. Jack R. Wentworth, Polly B. Kawalek, Harry W. Bowman and Geoffrey L. Stringer. The Board of Directors has determined that Mr. Graf is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. All audit committee members, including the audit committee financial expert, are not salaried employees of the Company and, in the opinion of the Board of Directors, meet the National Association of Securities Dealers, Inc. requirements with respect to independence and accounting experience. The Committee met three times during the 2004 fiscal year.

      The members of the Compensation Committee are: Dr. Jack R. Wentworth (Chairperson), Christine M. Vujovich, Alan B. Graf, Jr., Polly B. Kawalek, and Harry W. Bowman. Each of the members of the Compensation Committee is “independent” as such term for compensation committee members is defined in the listing standards of the National Association of Securities Dealers, Inc. and each is a “non-employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee’s responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer, review and approval of the compensation of Executive Officers, and approving awards under your Company’s 2003 Stock Option and Incentive Plan. The Compensation Committee met once during fiscal year 2004.

      Effective October 2004, the Board intends to establish a Governance and Nominating Committee. The Committee’s responsibilities will include advising the Board in matters of corporate governance, identification of individuals qualified to be Board members, Board member evaluations, orientation, and succession planning. Members of the Committee will be independent in accordance with the National Association of Securities Dealers, Inc.’s listing requirements. Upon adoption, a copy of the Committee’s Charter will be available on the Company’s website at www.ir.kimball.com.

      The Committee will identify potential nominees for Director based on specified objectives in terms of the composition of the Board, taking into account the need for broad and complementary experience and expertise. Nominees will be evaluated on the basis of established Board member criteria, including personal integrity, practical judgment, willingness to think independently, diverse experience and expertise, commitment to your Company’s mission, vision and guiding principles, and commitment to devote adequate time to Board duties and to serve over a period of time sufficient to understand the Company’s history, markets and business operations.

      The Governance and Nominating Committee also will consider candidates recommended by Share Owners. A Share Owner who wishes to recommend a Director candidate for consideration by the Governance and Nominating Committee should send such recommendation to the Secretary of the Company at 1600 Royal Street, Jasper, IN 47549, who will forward it to the Committee. Any such recommendation should include a description of the candidate’s qualifications for Board service; the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the Share Owner and the candidate for more information. A Share Owner who wishes to nominate an individual as a Director candidate at the Annual Meeting of Share Owners, rather than recommend the individual to the Governance and Nominating Committee as a nominee, must comply with the advance notice requirements mandated by the Company’s By-laws and further explained in this Proxy Statement under “Share Owner Proposals”.

      Effective January 1, 2003, all non-employee Directors receive compensation of $24,000 per year for service as Directors, and an additional $2,000 for each Board meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per committee meeting, and other Audit Committee members receive $2,500 per committee meeting. Members of the Compensation Committee receive $1,000 per committee meeting. Members of the Executive Committee receive no additional compensation for their service on the Committee.

      Your Company maintains the 2003 Stock Option and Incentive Plan, which allows Directors to elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock.

      In 1997, the Board of Directors adopted a plan whereby all members of your Board of Directors must own at a minimum your Company’s stock equal in value to three times the total annual fees earned as a Director, with a ten-year phase-in period to attain the ownership requirement.

      During fiscal year 2004, each incumbent Director attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such Director served, except Christine M. Vujovich, who attended 6 of the 10 meetings (60%). The Company expects its Directors to attend all Board meetings, as well as the Annual Meeting of Share Owners. All Directors attended the last Annual Meeting of Share Owners held on October 21, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that Company Directors, Executive Officers and greater-than-ten-percent Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Executive Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 2004, except that Mr. Ronald J. Thyen failed to timely report the sale of

16,200 shares of the Company’s Class B Common Stock in August 2003 due to a misunderstanding related to the distribution of certain funds from his Company retirement account upon his retirement in August 2003.

CERTAIN TRANSACTIONS

      Effective July 1, 2003, your Company entered into an agreement with Ronald J. Thyen, director and former Executive Officer of your Company, for property management services regarding mineral, hunting and gas leases for the Company’s woodland properties. The term of the agreement is two years, subject to earlier termination by Mr. Thyen or the Company upon written notice. Mr. Thyen is entitled to receive a $175 hourly fee for services under this agreement in addition to reimbursement of reasonable expenses.

      A process has been established for the pre-approval by an independent body of the Board of Directors of any related-party transactions with corporate officers.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows, for the fiscal years indicated, the aggregate compensation, including incentive compensation, paid by your Company to the Chief Executive Officer, and the four other most highly compensated Executive Officers serving at year end (together, the Named Executive Officers) during the fiscal years ended June 30, 2004, 2003, and 2002:

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation/Awards

					Restricted	Securities
				Other Annual	Stock Awards	Underlying		All Other
Name and Principal Position	Year	Salary	Bonus (a)	Compensation (b)	(c)(d)	Options (#)		Compensation (g)

Douglas A. Habig	2004	$638,300	$268,155	$20,135	$820,020	49	(f)	$7,860
Chairman of the Board	2003	626,080	143,998	$36,427	—	106,500	(e)	11,331
						163	(f)
	2002	580,060	243,587	65,676	—	135,000	(e)	31,775
						328	(f)
James C. Thyen	2004	$650,740	$272,882	$27,163	$820,020	—		$7,860
President and	2003	572,000	131,560	44,848	—	97,500	(e)	10,424
Chief Executive Officer						959	(f)
	2002	520,000	221,365	40,119	—	125,000	(e)	29,840
						1,009	(f)
P. Daniel Miller	2004	$409,000	$180,118	$34,913	$231,820	—		$5,524
Executive Vice President,	2003	391,300	140,868	22,970	—	30,000	(e)	7,647
President-Furniture	2002	377,200	228,848	141,152	—	40,000	(e)	19,349
Brands Group
Donald D. Charron	2004	$368,200	$273,676	$18,476	$231,820	—		$5,447
Executive Vice President,	2003	334,600	173,992	11,654	—	30,000	(e)	5,790
President-Kimball	2002	281,600	101,376	8,817	—	40,000	(e)	9,863
Electronics Group
Robert F. Schneider	2004	$327,000	$144,339	$31,429	$231,820	—		$3,988
Executive Vice President,	2003	303,700	69,851	15,775	—	30,000	(e)	5,392
Chief Financial Officer,	2002	276,400	102,268	14,350	—	40,000	(e)	8,988
Treasurer

(a)	Amounts shown represent bonus compensation and performance shares earned in the stated fiscal year and paid in the subsequent fiscal year. In 2004, performance shares were valued based upon the stock price on 8/16/04. Plans are to actually issue the shares in September 2004.

(b)	For 2002 and 2003, includes Director fees (for executives who are also Directors). Also includes benefits received by the executives, along with other officers and certain employees, from executive financial services programs, supplemental group medical, automotive allowances, hiring bonuses and other miscellaneous items. Also includes a $100,000 hiring bonus for Mr. Miller in 2002.

(c)	Aggregate restricted share units held as of June 30, 2004, were 47,400 shares at a value of $699,150 for each of Mr. Habig and Mr. Thyen and 13,400 shares at a value of $197,650 for each of Mr. Miller, Mr. Charron, and Mr. Schneider. Values in the table above are based upon the stock price on the grant date.

(d)	Dividends will be paid on restricted share unit awards.

(e)	Options granted under the Company’s 1996 Stock Incentive Program.

(f)	Options granted under the Company’s 1996 Director Stock Compensation and Option Plan.

(g)	Consists of, on behalf of the named individuals, Company payments to retirement and supplemental employee retirement plans. In addition, during 2002, the Company paid certain premiums on split-dollar life insurance policies for the benefit of certain of the Named Executive Officers. The split-dollar life insurance policies were cancelled in fiscal year 2004 and no premium payments were made on these policies during fiscal year 2003.

Cash Bonus Plans

      Your Company has a Profit Sharing Bonus Plan in which all Executive Officers and eligible salaried employees participate. The Plan is based on an “Economic Value Added” or “EVA” philosophy whereby the Company’s cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.). The Compensation Committee believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks, as well as management judgment based on particular circumstances, such as consideration of instances when increased earnings are a more appropriate measure than absolute Economic Profit levels.

      Capital from which the cost of capital is computed includes all assets deployed, excluding capital expenditures for the past year, cash and investments (with certain adjustments to reflect current economic costs), less current liabilities. Capital expenditures are excluded for a period of twelve months from expenditure as an additional incentive to grow your Company and cash and investments are excluded to motivate the business units to generate cash.

      The Plan is structured whereby eligible employees with increasingly higher levels of responsibility to impact profitability have a greater percentage of their total compensation at risk, allowing for a greater incentive to increase Economic Profit. The Plan is also designed so that whenever a higher Economic Profit is achieved, bonus is paid at an increasing percent of base salary. Therefore, higher levels of Economic Profit result in a greater amount of each dollar of profit being paid out in bonus than at lower profit levels, again providing a greater incentive to increase Economic Profit. Once a minimum threshold of Economic Profit is attained, eligible employees at the highest responsibility levels may earn bonuses up to 100% of base salary, with lesser percentages for eligible employees with lower levels of responsibility.

      Because no single incentive plan is perfect and special situations occur where individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where a maximum of 1.5%, on an after-tax basis, of the Company’s overall annual net income (before bonuses paid pursuant to the Company’s Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible employees, including all Named Executive Officers, at the discretion of the Chairman of the Board and President, Chief Executive Officer.

      Under your Company’s bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death, and permanent disability, participants must be actively employed on each payment date to be eligible to receive any unpaid bonus installment.

Retirement Plans

      Your Company maintains a defined contribution, participant-directed retirement plan with a 401(k) provision for all eligible domestic employees (the “Retirement Plan”). The Retirement Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the Retirement Plan. Each eligible employee’s Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant contributions are fully vested immediately and Company contributions are fully vested after five years of participation. All named Executive Officers were fully vested at June 30, 2004, except for one individual. The Retirement Plan is fully funded. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the Retirement Plan is reduced. For employees who are eligible, including all Named Executive Officers, there is a non-qualified, Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the Retirement Plan arising from the provisions of the 1986 Tax Reform Act. Non-U.S. employees are covered by various retirement programs, many mandated by the laws of each particular country.

Stock Incentive Programs

      Your Company’s 2003 Stock Option and Incentive Plan (the “2003 Plan”) was approved by Share Owners at the October 2003 Annual Meeting replacing the 1996 Stock Incentive Program and the 1996 Director Stock Compensation and Option Plan (the “1996 Directors Plan”). The 2003 Plan permits a variety of benefits consisting of: Restricted Stock, Restricted Share Units, Unrestricted Share Grants, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Shares, and Performance Share Units. During fiscal year 2004, and prior to the approval of the 2003 Plan, options to purchase a total of 2,059 shares of Class B Common Stock were granted in non-qualified stock options under the 1996 Directors’ Plan. All options issued were granted at 100% of fair market value on date of grant, determined by using an average of the closing prices ten (10) days before the grant date. Options are exercisable two years after the date of grant and expire five years after the date of grant. All options issued have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option’s holder. Under certain circumstances the options may be forfeited.

      Stock options only produce value to Executives if the price of your Company’s stock appreciates, thereby increasing the link of the interests of Executives with those of the Share Owners.

Option Grants in Last Fiscal Year

		Individual Grants In Fiscal Year 2004
					Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to			Price Appreciation for
	Underlying	Employees			Term of the Option (a)
	Options	In Fiscal	Exercise	Expiration
Name	Granted (#)	Year	Price	Date	5%	10%

Douglas A. Habig	49 (b)	100%	$15.29	10/20/08	$207	$457
James C. Thyen	None	—	—	—	—	—
P. Daniel Miller	None	—	—	—	—	—
Donald D. Charron	None	—	—	—	—	—
Robert F. Schneider	None	—	—	—	—	—
All Optionees	49	100%	$15.29	10/20/08	$207	$457
All Share Owners(c)	N/A	N/A	N/A	N/A	$160,800,000	$355,600,000
All Optionees’ potential gain as a percent of all Share Owners gain					0%	0%

(a)	Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company’s Class B Common Stock will appreciate in value from the date of grant to the end of the award term at annualized rates of 5% and 10%. The 5% and 10% rates prescribed by the Securities and Exchange Commission are not a prediction of future stock appreciation.

(b)	The options were granted 10/21/03 and will become exercisable beginning 10/21/05.

(c)	The amounts shown represent a hypothetical return to all holders of your Company’s Common Stock, assuming that all Share Owners purchased their shares at a per share purchase price of $15.29, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for the average term of the options. The amounts were computed based upon 38,110,528 shares outstanding at June 30, 2004. The computed increase in market value to Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-
			Options at		the-Money Options at
	Shares		Fiscal Year End 2004 (#)		Fiscal Year End 2004 (b)
	Acquired On	Value
Name	Exercise (#)	Realized (a)	Exercisable	Unexercisable	Exercisable	Unexercisable

Douglas A. Habig	None	None	195,296	106,712	$1,091	$148
James C. Thyen	None	None	186,105	98,459	3,134	890
P. Daniel Miller	None	None	52,738	57,262	None	None
Donald D. Charron	None	None	78,439	30,061	None	None
Robert F. Schneider	None	None	76,816	31,684	None	None

(a)	The value is calculated based on the difference between the option exercise price and the closing market price of the Class B Common Stock on the date of exercise, or the selling price on the date of exercise, multiplied by the number of shares to which the exercise relates.

(b)	Based on the NASDAQ quoted closing price for the last business day of the fiscal year ($14.75 per share).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

      Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. Per the Compensation Committee’s Charter as modified by the Committee in August 2004 and recommended for approval by the Board of Directors in October 2004, the Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the grant of stock compensation, to determine the fair and competitive compensation of the Chief Executive Officer, and review and approve compensation of the other Executive Officers of the Company. The Committee’s responsibility as delegated by the Board of Directors is to oversee the Company’s stock-related compensation plan, and compensation of your Company’s Executive Officers. Stock compensation issued to the Executives and other Company employees by the Compensation Committee is generally based on level of individual responsibility. The Company’s Chairman of the Board and President, Chief Executive Officer recommend the salaries and supplemental bonuses of the Company’s other Executive Officers for approval by the Committee.

Compensation Philosophy

      Since its founding, Kimball International has linked all employees’ compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), Company Class B stock as an available investment option in the Company’s retirement plan, and a stock option and incentive plan, all employees are linked in a common interest with Share Owners in the Company’s short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

      This basic philosophy is acknowledged in your Company’s Guiding Principles, communicated to all employees, which states in part:

“Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision.”

and

“We want employees to share in their Company’s success, both financially and through personal growth and fulfillment.”

      Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

•	Most production employees’ pay includes incentive elements, either on an individual basis or through team participation. Compensation rises and falls with changes in productivity and production processes. Holiday and vacation compensation is also tied directly to compensation, including incentive compensation.

•	Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with sales.

•	All salaried employees, except those paid a sales-based commission, participate in a common Profit Sharing Bonus Plan. This Plan is based solely on Economic Profit. It is believed the link to Economic Profit will help focus our decision-makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments to you, our Share Owners. Under our Profit Sharing Bonus Plan, bonuses are generally paid only if we create Share Owner value through Economic Profit. Economic Profit is defined in the Cash Bonus Plans section of this Proxy Statement.

The Profit Sharing Bonus Plan goals are based in part on external benchmarks as guidelines which help to assure a consistent focus and a reasonable benchmark on providing these returns. Further, the Plan places a proportionately higher share of compensation at risk at each higher level of management.

•	Key personnel participate in the 2003 Stock Option and Incentive Plan, strengthening the link to a common interest with Share Owners.

•	Under the 2003 Stock Option and Incentive Plan, performance share grants are made to officers and key personnel, tying the Profit Sharing Bonus Plan economic profit performance targets to grants of Company stock.

•	The Retirement Plan for all eligible domestic employees is funded in part through Company contributions directly related to Company profitability. The Retirement Plan is participant-directed and investment options include a Kimball Stock Fund, affording eligible employees an incentive to align their Kimball stock holdings with their personal financial needs.

      See Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans elsewhere in this Proxy Statement for a further description of these plans and programs

      Combining the Profit Sharing Bonus Plan for short-term incentive and the 2003 Stock Option and Incentive Plan for long-term incentive, key managers, including senior management, have a significant portion of their total potential personal compensation tied to Company performance related to profitability and Share Owners’ returns.

      The Committee believes that your Company’s historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves the best interests of Share Owners by enabling employees to share in the Company’s risk and success. It is the Committee’s intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

      To further link the interests of your Company’s key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influence on the success of your Company should own significant amounts of your Company’s stock. The amount of stock to be owned increases at each level of responsibility and the policy allows a number of years for each individual to attain the required level of stock ownership.

Chief Executive Officer’s Compensation

      In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer’s total compensation, nor does it utilize any specific target or formula, but does review compensation of the chief executive officers of other manufacturing companies of similar size in sales. At its December 2003 meeting, your Board of Directors appointed James C. Thyen as Chief Executive Officer. Subsequent to that meeting, the Compensation Committee approved the Chief Executive Officer’s salary at an annualized base of $678,600. At its August 2004 meeting, the Committee carefully reviewed performance, competitive market data and other factors noted above, and determined that a salary increase was warranted for the Chief Executive Officer. The Committee unanimously approved a salary increase from the annualized base of $678,600 to $746,500 for the fiscal year ending June 30, 2005.

      Under your Company’s Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the Chief Executive Officer’s bonus for fiscal year 2004, based upon the predetermined formula approved by the Board at its June 2003 meeting, was 38% of salary, compared to 23% and 37% in 2003 and 2002, respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, no award was made to James C. Thyen for fiscal year 2004. For fiscal years 2003 and 2002, primarily due to market-focused salary adjustments, greater emphasis on economic profit driven bonus, and reduced emphasis on the more subjective

Supplemental Bonus Plan, no award was made to Douglas A. Habig, who was serving as Chief Executive Officer during that time. The Committee is confident that these realignments in the Chief Executive Officer’s compensation provide significant incentives through at-risk compensation in the Profit Sharing Bonus Plan and long-term incentives. The Committee further believes that these changes increase alignment with Share Owner interests while enhancing opportunities for CEO succession, thereby providing for the long-term leadership of the Company. Thus, taking into consideration the cash bonus which can be earned under the Company’s Profit Sharing Bonus Plan and stock compensation, a significant portion of the total potential compensation of the Chief Executive Officer, as well as the other Named Executive Officers, is tied directly to performance related to profitability and your Company’s stock price.

Other

      The Committee has also considered the potential effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based Executive compensation in excess of $1,000,000. In fiscal year 2004, none of the Company’s Officers covered under the law had non-performance-based annual compensation in excess of $1,000,000. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company’s compensation program in relation to Section 162(m).

      The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and reporting Executive Officers which helps assure a strong link with the common interest of Share Owners in the Company’s long-term success. No loans of Company funds have ever been made to Executive Officers for the purchase of Company stock.

Compensation Committee

Dr. Jack R. Wentworth (Chairperson)	Polly B. Kawalek
Harry W. Bowman	Alan B. Graf, Jr.
Christine M. Vujovich

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during fiscal year 2004 were Dr. Jack R. Wentworth (Chairperson), Harry W. Bowman, Alan B. Graf, Polly B. Kawalek and Christine M. Vujovich. None of the Compensation Committee members have ever been employed as an officer or employee of your Company or any of its subsidiaries, and none of the Committee members during fiscal year 2004 were involved in a relationship requiring disclosure as an interlocking executive officer/ director or under Item 404 of Regulation S-K.

PERFORMANCE GRAPH

      The graph below compares the cumulative total return to Share Owners on the Class B Common Stock of your Company from June 30, 1999, through June 30, 2004, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line of business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 1999, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

	1999	2000	2001	2002	2003	2004

Kimball International, Inc.	100.0	91.0	103.0	110.2	107.5	108.0

S&P Midcap 400 Index	100.0	117.0	127.4	121.4	120.5	154.2

NASDAQ U.S. Composite Index	100.0	147.8	80.3	54.7	60.7	76.5

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls, and financial reporting processes. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is reviewed and reassessed annually or as circumstances dictate by the Audit Committee. The Audit Committee modifies the written charter, as necessary, to comply with all regulatory requirements as or before they become effective. During the fiscal year ended June 30, 2004, the Audit Committee was comprised of six directors. All members of the Audit Committee meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (NASD) and the Securities and Exchange Commission.

      Management is responsible for the Company’s accounting functions, internal controls, and financial reporting processes. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.

      In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the June 30, 2004, financial statements including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), the alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management (including the ramifications of the use of such alternative treatments preferred by the independent auditors), the schedule of unadjusted differences, the management representation letter, the report on observations on internal controls, and the engagement letter. The Audit Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence.

      The Audit Committee reviewed the overall scope of the audits performed by the internal and independent auditors. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee also meets at least two times annually in a separate executive session with only members present.

      It is not the duty of the Audit Committee to perform audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent auditors. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Alan B. Graf, Jr. (Chairperson)

Polly B. Kawalek
Christine M. Vujovich
Dr. Jack R. Wentworth
Harry W. Bowman
Geoffrey L. Stringer

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the “Deloitte Entities”) audited the Company’s annual financial statements for the fiscal year ended June 30, 2004. The Audit Committee has appointed the Deloitte Entities to be the Company’s independent auditors for the fiscal year ended June 30, 2005.

      Representatives of the Deloitte Entities will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

Independent Accountant Fees

	2003	2004

	Deloitte Entities	Deloitte Entities

Audit Fees (a)	600,400	784,924
Audit Related Fees (b)	14,000	69,000
Tax Fees (c)	336,700	341,374
All Other Fees	—	—

Total	951,100	1,195,298

(a)	Includes fees paid for the audit of the annual financial statements, for the review of the quarterly financial statements and for the statutory audits of international subsidiaries.

(b)	Consists of fees paid for the audit of benefit plans and agreed-upon procedures related to the company’s internal controls where management takes responsibility for the scope and assertions in those engagements.

(c)	Consists of fees paid for tax compliance and related tax services.

Consideration of Services Provided by the Independent Accountant

      The Audit Committee approves all audit and non-audit services provided by the independent accountant prior to the services being performed. The Audit Committee has established a pre-approval process for services provided by the independent accountant which complies with the requirements of the Sarbanes-Oxley Act of 2002. A description of the pre-approval process is attached to this Proxy Statement as Appendix A. The Audit Committee has considered whether all services provided are compatible with maintaining the auditor’s independence in accordance with this pre-approval process and has determined that such services are compatible.

APPENDIX A

APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR

Objective

      To ensure the external auditor is independent in both fact and appearance with respect to the audit of the financial statements of Kimball International, Inc. (Company).

Process

      The external auditor of Kimball International, Inc. reports to and is engaged by the Audit Committee of the Company. Prior to the engagement of the external auditor to render service, the service and fees are approved by the Audit Committee. The Audit Committee will not engage the external auditor for any non-audit service that is specifically prohibited by the regulations nor will approval be granted for any non-audit service that individually or in the aggregate, in the Audit Committee’s opinion, impairs the independence of the external auditor with respect to the audit of the financial statements of the Company. Pre-approval of services is obtained either (1) by explicit pre-approval of individual services from the Audit Committee or (2) by general pre-approval for certain tax compliance services.

      The Audit Committee has delegated authority to the Audit Committee chairperson to grant approval required by this policy for any service engagements that arise between Audit Committee meetings. During the next regularly scheduled Audit Committee meeting, or sooner as appropriate, the Audit Committee Chairperson updates the full committee of approved external auditor services for informational purposes.

      The external auditor has reviewed the Policy and believes that the Policy will not adversely affect the auditor’s independence.

VOTE BY TELEPHONE
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VOTE BY MAIL
Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (KII), National City Bank, P.O. Box 94509, Cleveland OH 44101-4500.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return your Proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on October 18, 2004 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not mail your Proxy Card.

YOUR CONTROL NUMBER IS:

Proxy must be signed and dated below.
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KIMBALL INTERNATIONAL, INC.	CLASS A PROXY

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 19, 2004.

I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 16, 2004, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 19, 2004, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date: _________________________________, 2004
(If stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

ê Please fold and detach card at perforation before mailing. ê

KIMBALL INTERNATIONAL, INC.	CLASS A PROXY

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

If no direction is made, this Proxy will be voted for Proposal 1. Please mark box ■ or ☒

1.	ELECTION OF DIRECTORS

	Nominees:	(01) Douglas A. Habig	(02) James C. Thyen	(03) John B. Habig	(04) Ronald J. Thyen
		(05) Christine M. Vujovich	(06) Brian K. Habig	(07) John T. Thyen	(08) Alan B. Graf, Jr.
		(09) Polly B. Kawalek	(10) Harry W. Bowman	(11) Geoffrey L. Stringer	(12) Gary P. Critser

☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION:	To withhold authority to vote for any individual nominee, write that nominee’s name or number on the space provided below.)

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT — THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

VOTE BY TELEPHONE
Have your Proxy Card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET
Have your Proxy Card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL
Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (KII), National City Bank, P.O. Box 94509, Cleveland OH 44101-4500.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return your Proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on October 18, 2004 to be counted in the final tabulation. Kimball Retirement Plan participant votes must be received by 11:59 p.m. Eastern Standard Time on October 12, 2004 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not mail your Proxy Card.

YOUR CONTROL NUMBER IS:

Proxy must be signed and dated below.
ê Please fold and detach card at perforation before mailing. ê

KIMBALL INTERNATIONAL, INC.	CLASS B PROXY

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 19, 2004.

I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 16, 2004, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 19, 2004, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date: ____________________________________, 2004
(If stock is registered in the name of more than one person, Proxy should be signed by all named owners. If the signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

ê Please fold and detach card at perforation before mailing. ê

KIMBALL INTERNATIONAL, INC.	CLASS B PROXY

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

If no direction is made, this Proxy will be voted for Proposal 1, except for Kimball Retirement Plan participants, which if no direction is made, this proxy will be voted in accordance with the terms of the plan. Please mark box ■ or ☒

1.	ELECTION OF DIRECTOR

Nominee: (01) Dr. Jack R. Wentworth

☐	FOR the nominee listed above	☐	WITHHOLD AUTHORITY to vote for the nominee listed above

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT —  THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.